Exhibit (d)-(4)

POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints Tianwen Liu, as the true and lawful attorneys-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to act for the undersigned and in the name, place and stead and on the behalf of the undersigned, in any and all capacities, to (i) sign any Rule 13e-3 transaction statement on Schedule 13E-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), in connection with the transactions contemplated by the Agreement and Plan of Merger dated April 18, 2014, among New iSoftStone Holdings Limited, New iSoftStone Acquisition Limited and iSoftStone Holdings Limited and (ii) file any such Filings required to be filed pursuant to the Exchange Act with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect with respect to each of the undersigned until revoked by the undersigned in a signed writing delivered to the attorney-in-fact.

Date: May 16, 2014

Tianwen Liu

By: /s/ Tianwen Liu

Yong Feng

By: /s/ Yong Feng

Xiaosong Zhang

By: /s/ Xiaosong Zhang

Junhe Che

By: /s/ Junhe Che

Ying Huang

By: /s/ Ying Huang

Signature Pages for Power of Attorney

Qiang Peng

By: /s/ Qiang Peng

Li Wang

By: /s/ Li Wang

Xiaohui Zhu

By: /s/ Xiaohui Zhu

Yen-wen Kang

By: /s/ Yen-wen Kang

Li Huang

By: /s/ Li Huang

Miao Du

By: /s/ Miao Du

Yan Zhou

By: /s/ Yan Zhou

Benson Tam

By: /s/ Benson Tam

Jiadong Qu

By: /s/ Jiadong Qu

Signature Pages for Power of Attorney

BENO Group Limited

By:	/s/ Jiadong Qu
Name: Jiadong Qu
Title: Director

Jinyuan Development (Hong Kong) Company Limited

By:	/s/ Yongtao Zhao
Name: Yongtao Zhao
Title: Chairman

Wuxi Jinyuan Industry Investment & Development Co. Ltd.

By:	/s/ Yongtao Zhao
Name: Yongtao Zhao
Title: Chairman

Signature Pages for Power of Attorney